UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 7, 2016

Central Index Key Number of the issuing entity: 0001657889 Morgan Stanley Capital I Trust 2015-UBS8
(Exact name of issuing entity)

Central Index Key Number of the depositor: 0001547361 Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor: 0001541886

UBS Real Estate Securities Inc.

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0001541557 Morgan Stanley Mortgage Capital Holdings LLC
(Exact names of sponsors as specified in their charters)

Delaware	333-180779-21	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:     (212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On December 15, 2015, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2015-UBS8 (the “Certificates”), was issued by Morgan Stanley Capital I Trust 2015-UBS8, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2015 (the “Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Situs Holdings, LLC, as trust advisor, and Wells Fargo Bank, National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian. Capitalized terms used but not defined herein have the meanings ascribed thereto in the Pooling and Servicing Agreement.

The mortgage loan secured by the mortgaged property identified as “Grove City Premium Outlets” on Schedule I to the Pooling and Servicing Agreement (the “Grove City Premium Outlets Mortgage Loan”), which is an asset of the Issuing Entity, is part of a pari passu loan combination (the “Grove City Premium Outlets Pari Passu Loan Combination”) that includes the Grove City Premium Outlets Mortgage Loan and four pari passu promissory notes, none of which is an asset of the Issuing Entity (collectively, the “Grove City Premium Outlets Pari Passu Companion Loan”). The Pooling and Servicing Agreement provides that the Grove City Premium Outlets Pari Passu Loan Combination is to be serviced and administered (i) until the securitization of the controlling portion of the Grove City Premium Outlets Pari Passu Companion Loan, under the Pooling and Servicing Agreement, and (ii) from and after the securitization of the controlling portion of the Grove City Premium Outlets Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

The controlling portion of the Grove City Premium Outlets Pari Passu Companion Loan was securitized on June 7, 2016 in connection with the issuance of a series of mortgage pass-through certificates entitled Bank of America Merrill Lynch Commercial Mortgage Trust 2016-UBS10 Commercial Mortgage Pass-Through Certificates, Series 2016-UBS10. Consequently, the Grove City Premium Outlets Pari Passu Loan Combination, including the Grove City Premium Outlets Mortgage Loan, is being serviced and administered under the pooling and servicing agreement entered into in connection with such securitization, dated as of June 1, 2016 (the “BACM 2016-UBS10 PSA”), between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Wells Fargo Bank, National Association, as custodian, certificate administrator, certificate registrar and authenticating agent, and Wilmington Trust, National Association, as trustee. Wells Fargo Bank, National Association has engaged Midland Loan Services, a Division of PNC Bank, National Association as a sub-servicer in respect of the Grove City Premium Outlets Pari Passu Loan Combination. The BACM 2016-UBS10 PSA is attached hereto as Exhibit 4.5.

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The servicing terms of the BACM 2016-UBS10 PSA (including, but not limited to, terms governing limitations on servicer liability and retention of loan collections), insofar as those terms apply to the Grove City Premium Outlets Pari Passu Loan Combination, are similar to the servicing terms of the Pooling and Servicing Agreement applicable to Loan Pairs; however, the servicing arrangements under such agreements differ in certain respects. For example:

•	The BACM 2016-UBS10 PSA reflects that the Grove City Premium Outlets Pari Passu Loan Combination must be serviced in accordance with the related Intercreditor Agreement.

•	The master servicer under the BACM 2016-UBS10 PSA will earn a primary servicing fee with respect to the Grove City Premium Outlets Mortgage Loan that is to be calculated at 0.0025% per annum.

•	The special servicer under the BACM 2016-UBS10 PSA will earn a special servicing fee payable monthly with respect to the Grove City Premium Outlets Mortgage Loan accruing at a rate equal to the greater of 0.25% per annum or such rate as would result in a special servicing fee of $3,500 for the related month. Special servicing fees, workout fees and liquidation fees payable to the special servicer under the BACM 2016-UBS10 PSA with respect to the Grove City Premium Outlets Pari Passu Loan Combination are generally calculated in a manner similar, but not necessarily identical, to the corresponding fees under the Pooling and Servicing Agreement and are subject to certain additional or different offsets and thresholds which may affect the circumstances under which such fees are payable to such special servicer.

•	The special servicer under the BACM 2016-UBS10 PSA will be entitled to a workout fee in respect of any workout of the Grove City Premium Outlets Mortgage Loan generally calculated in a manner similar, but not necessarily identical, to the corresponding fee under the Pooling and Servicing Agreement, and such workout fee will accrue at a rate equal to 1.0%, subject to a minimum fee of $25,000 and a maximum fee equal to $1,000,000 and subject to certain adjustments and exceptions.

•	The special servicer under the BACM 2016-UBS10 PSA will be entitled to a liquidation fee in respect of any liquidation or other resolution of the Grove City Premium Outlets Mortgage Loan generally calculated in a manner similar, but not necessarily identical, to the corresponding fee under the Pooling and Servicing Agreement, and such liquidation fee will accrue at a rate equal to 1.0%, subject to a minimum fee of $25,000 and a maximum fee equal to $1,000,000.

•	From time to time, the master servicer under the BACM 2016-UBS10 PSA may be obligated to make servicing advances with respect to the Grove City Premium Outlets Pari Passu Loan Combination. Property protection advances on such Non-Serviced Loan Combination will be reimbursable, first, from collections on, and proceeds of, such Non-Serviced Loan Combination, and, to the extent the servicing advances are determined to be nonrecoverable, then from general collections on all Mortgage Loans included in the MSCI 2015-UBS8 trust, from general collections of the trust established under the BACM 2016-UBS10 PSA, and from general collections of any trust holding any other Grove City Premium Outlets Pari Passu Companion Loan on a pro rata basis (based on each such loan’s outstanding principal balance).

•	Amounts payable with respect to the Grove City Premium Outlets Mortgage Loan that are the equivalent of ancillary fees, penalty charges, assumption fees and/or modification fees and that are allocated as additional servicing compensation under the BACM 2016-UBS10 PSA may be allocated between the master servicer under the BACM 2016-UBS10 PSA and the special servicer under the BACM 2016-UBS10 PSA in proportions that are different from the proportions of similar fees allocated between the master servicer and the special servicer with respect to Mortgage Loans serviced under the Pooling and Servicing Agreement.
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•	The special servicer under the BACM 2016-UBS10 PSA will be required to take actions with respect to the Grove City Premium Outlets Mortgage Loan if such Mortgage Loan becomes a defaulted loan, which actions are similar but not identical to the actions of the special servicer described under “Servicing of the Mortgage Loans—Sale of Defaulted Mortgage Loans and REO Properties” in the prospectus relating to the MSCI 2015-UBS8 Certificates dated December 2, 2015 (the “Prospectus”).

•	With respect to the Grove City Premium Outlets Mortgage Loan, the servicing provisions of the BACM 2016-UBS10 PSA relating to performing inspections and collecting operating information are similar but not identical to those of the Pooling and Servicing Agreement.

•	The requirement of the master servicer under the BACM 2016-UBS10 PSA to make compensating interest payments in respect of the Grove City Premium Outlets Mortgage Loan is similar to the requirement of the master servicer to make payments of Compensating Interest in respect of the Mortgage Loans serviced under the Pooling and Servicing Agreement; provided, that the master servicer under the BACM 2016-UBS10 PSA will be required to make compensating interest payments of a certain amount regardless of whether the applicable prepayment interest shortfalls were caused by it.

•	The master servicer under the BACM 2016-UBS10 PSA and the special servicer under the BACM 2016-UBS10 PSA (a) have rights related to resignation similar to those of the master servicer and the special servicer under the Pooling and Servicing Agreement and (b) are subject to servicer termination events similar but not identical to those in the Pooling and Servicing Agreement.

•	Penalty charges with respect to the Grove City Premium Outlets Pari Passu Loan Combination will be allocated in accordance with the related Intercreditor Agreement.

•	The servicing transfer events of the BACM 2016-UBS10 PSA that would cause the Grove City Premium Outlets Mortgage Loan to become specially serviced are similar, but not identical, in all material respects to the corresponding provisions under the Pooling and Servicing Agreement.

•	The initial directing certificateholder under the BACM 2016-UBS10 PSA (currently RREF III Debt AIV, LP) is the initial party entitled to exercise the rights of the “controlling note holder” under the related Intercreditor Agreement. The specific types of actions constituting major decisions under the BACM 2016-UBS10 PSA differ in certain respects from those actions that constitute Major Decisions under the Pooling and Servicing Agreement, and therefore the specific types of servicer actions with respect to which the applicable directing certificateholder under the BACM 2016-UBS10 PSA will be permitted to consent will correspondingly differ.

•	The specific types of actions constituting special servicer decisions under the BACM 2016-UBS10 PSA differ in certain respects from those actions that constitute Special Servicer Decisions under the Pooling and Servicing Agreement, and therefore the specific types of loan-level actions to which the special servicer under the BACM 2016-UBS10 PSA will be permitted to consent without approval of the applicable directing certificateholder under the BACM 2016-UBS10 PSA will correspondingly differ.

•	The liability of the parties to the BACM 2016-UBS10 PSA will be limited in a manner similar, but not necessarily identical, to the liability of the parties to the Pooling and Servicing Agreement.

•	Collections on the Grove City Premium Outlets Mortgage Loan will be maintained under the BACM 2016-UBS10 PSA in a manner similar, but not necessarily identical, to collections on the Mortgage Loans serviced under the Pooling and Servicing Agreement, provided that rating requirements for accounts and permitted investments may vary under those two pooling and servicing agreements.
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•	The BACM 2016-UBS10 PSA provides for an asset representations reviewer and an asset representations review, neither of which are provided for under the Pooling and Servicing Agreement.

•	The BACM 2016-UBS10 PSA provides for dispute resolution mechanisms that are not provided for under the Pooling and Servicing Agreement.

•	The BACM 2016-UBS10 PSA requires delivery of a diligence file, which is not required under the Pooling and Servicing Agreement.

•	The BACM 2016-UBS10 PSA differs from the Pooling and Servicing Agreement in certain respects relating to one or more of the following: timing, control or consultation triggers or thresholds, terminology, allocation of ministerial duties between multiple servicers or other service providers, certificateholder or investor voting or consent thresholds, master servicer and special servicer termination events, eligibility requirements applicable to servicers and other service providers, and the circumstances under which approvals, consents, consultation, notices or rating agency confirmations may be required.

•	The special servicer under the BACM 2016-UBS10 PSA may be removed by the applicable directing certificateholder under the BACM 2016-UBS10 PSA so long as the equivalent of a “control termination event” does not exist thereunder. See “Description of the Mortgage Pool— The A/B Whole Loans and the Loan Pairs—The Grove City Premium Outlets Loan Pair—Servicing of the Grove City Premium Outlets Loan Pair—Appointment of Special Servicer” in the Prospectus.

Item  9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits:

4.5    Pooling and Servicing Agreement, dated as of June 1, 2016, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Wells Fargo Bank, National Association, as custodian, certificate administrator, certificate registrar and authenticating agent, and Wilmington Trust, National Association, as trustee.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

By:	/s/ Jane Lam
Name: Jane Lam Title: Vice President

Date:  June 13, 2016

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EXHIBIT INDEX

Exhibit Number	Description
4.5	Pooling and Servicing Agreement, dated as of June 1, 2016, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Wells Fargo Bank, National Association, as custodian, certificate administrator, certificate registrar and authenticating agent, and Wilmington Trust, National Association, as trustee.

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